UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):
January 19, 2023

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value, $0.01 per share	IBTX	NASDAQ Global Select Market
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.
In accordance with Item 2.02 of Form 8-K of the Securities and Exchange Commission (the “SEC”), Independent Bank Group, Inc., a Texas corporation (the “Company”), is furnishing to the SEC a press release that the Company issued on January 23, 2023 (the “Press Release”). The Press Release disclosed certain information regarding the Company’s results of operations for the three months and year ended December 31, 2022, and the Company’s financial condition as of December 31, 2022. A copy of the text of the Press Release is attached hereto as Exhibit 99.1.
Item 7.01.    Regulation FD Disclosure.
On January 23, 2023, the Company made available earnings release presentation materials regarding its operating and financial results for the quarter ended December 31, 2022. A copy of the earnings release presentation materials is attached hereto as Exhibit 99.2.
In accordance with the General Instruction B.2 of Form 8-K, the information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, which are furnished herewith pursuant to and relate to Item 2.02 and Item 7.01, respectively, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.
Item 8.01.    Other Events.
On January 23, 2023, the Company also announced in the Press Release that its Board of Directors approved the establishment of a new stock repurchase program, with a maximum limit of $125 million available for repurchase through December 31, 2023, and declared a quarterly dividend on its common stock in the amount of $0.38 per share. The dividend will be payable on February 16, 2023, to shareholders of record as of the close of business on February 6, 2023.
Item 9.01.      Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 99.1
Text of Press Release issued by Independent Bank Group, Inc., dated January 23, 2023, reporting Fourth Quarter Financial Results, declaring quarterly dividend on its common stock and authorizing share repurchase plan.

Exhibit 99.2	Earnings Release Presentation Materials, dated January 23, 2023

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated January 24, 2023
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board and Chief Executive Officer